Exhibit 99.2

Fourth Quarter and Full Year 2010 Earnings Presentation February 28, 2011

Safe Harbor Statement Any “forward-looking” statements contained herein, including those relating to market conditions or the Company’s financial condition and results, expense reductions, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including, but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company’s business and industry, the Company’s substantial leverage, liabilities imposed by the Company’s debt instruments, market demand, competitive factors, the Company’s ability to maintain compliance with the listing requirements of NASDAQ, supply constraints, material and energy costs, technology factors, litigation, government and regulatory actions, the Company’s accounting policies, future trends, and other risks which are detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and in the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

Agenda Overview Financial Highlights Segment Highlights Outlook and Summary Questions and Answers Appendix

Opening Remarks – 2010 Results Stronger top-line performance – Sales up 17% vs. 2009 Improvements in end market demand; leading indicators better Continued to gain market share in several businesses Investments in new products and markets showing results Improved earnings driven by better operating performance and lower fixed cost structure Continued margin expansion supported by productivity initiatives Improvement in working capital levels as a percentage of sales Continued focus on free cash flow and debt reduction Delivering on our commitments, while investing in future growth.

Opening Remarks – Going Forward New product and share gain projects are yielding growth 2 successful bolt-on acquisitions in 2010 Increased focus on business development in faster growing geographies Global Sourcing Organization gaining traction and driving results Intensified focus on productivity and lean initiatives Executing on strategic aspirations and positioning TriMas for future success.

Financial Highlights

Fourth Quarter Summary Sales increased 16.5% vs. Q4 2009 Double-digit percentage sales increases in Energy, Aerospace & Defense and Engineered Components Continued to gain additional market share in several businesses, while investments in new products and markets showing results Productivity efforts continue to drive enhanced profitability and fund growth Income and EPS increased compared to Q4 2009 (excl. Special Items) Benefit of a lower effective tax rate in Q4 2010 of approximately $0.10 EPS Q4 2010 Free Cash Flow of $16.7 million – same level as Q4 2009; Continued improvement in working capital as a percentage of sales Realigned reportable segments (1) “Special Items” for each period, as well as the Reconciliation of Non-GAAP Measures Adjusted EBITDA and Free Cash Flow, are provided in the Appendix.

2010 Full Year Summary Sales improved 17.3% as a result of improving end market demand and execution of the Company’s growth initiatives Earnings and margin levels improved at higher rate than sales Productivity efforts and lower fixed cost structure continue to drive enhanced profitability and margins Adjusted EBITDA margins improved 250 bps compared to 2009 Diluted EPS, excluding Special Items, more than doubled compared to 2009 Free Cash Flow of almost $2.50 per diluted share Debt levels down approximately $20 million with an additional $37 million in cash compared to year end 2009 (1) “Special Items” for each period, as well as the Reconciliation of Non-GAAP Measures Adjusted EBITDA and Free Cash Flow, are provided in the Appendix.

Margin Improvements Comments: Operating profit and Adjusted EBITDA margins improved 320 and 250 bps, respectively, compared to 2009 2010 margin levels are higher than 2008 levels, despite approximately $71M higher sales in 2008 Each business has plans in place to achieve material, labor and overhead productivity (1) Adjusted EBITDA and Operating Profit exclude “Special Items” for each period. A detailed schedule of Special Items, as well as the Reconciliation of Non-GAAP Measure Adjusted EBITDA and Free Cash Flow, are provided in the Appendix. (1) Productivity initiatives improve margins over time.

Working Capital Comments: 2010 operating working capital at 12.6% of sales vs. 14.5% in 2009 Reduction due to lower inventory levels relative to sales, about ½ turn improvement Long-term target of approximately 13% of sales 12.6% of Sales 14.5% of Sales Continued lean initiatives will drive permanent process change and working capital reductions.

Capitalization (Dollars in thousands) As of December 31, 2010, TriMas had $167.1 million of cash and available liquidity under its revolving credit and receivables facilities. Comments: Increased cash by $37 million Reduced debt by $20 million Funded $31 million in acquisitions

Segment Highlights

Packaging Results: FY 2010 sales increased due to improved demand for industrial closures and increased specialty dispensing sales Q4 2010 sales decreased due to H1N1-related sales in Q4 2009 that did not recur in Q4 2010, as well as impact of unfavorable currency exchange Increased sales volumes and productivity actions improved Adjusted EBITDA and operating profit FY 2010 operating profit margin improved approximately 530 basis points compared to FY 2009 ($ in millions) (1) Adjusted EBITDA and Operating Profit exclude “Special Items” for each period. A detailed schedule of Special Items, as well as the Reconciliation of Non-GAAP Measure Adjusted EBITDA and Free Cash Flow, are provided in the Appendix. Key Initiatives: Target specialty dispensing products in higher growth end markets Pharmaceutical and medical Food and beverage Personal care Increase geographic coverage efforts in Europe & Asia Increase low-cost country sourcing and manufacturing Consider complementary bolt-on acquisitions Ensure new products continue to have barriers to entry

 Energy ($ in millions) (1) Adjusted EBITDA and Operating Profit exclude “Special Items” for each period. A detailed schedule of Special Items, as well as the Reconciliation of Non-GAAP Measure Adjusted EBITDA and Free Cash Flow, are provided in the Appendix. Results: Sales increased due to improved demand for specialty gaskets and fastening hardware, incremental sales from newer branch facilities and the acquisition of STB&F Operating profit increased due to higher sales volumes, and lower costs resulting from sourcing and productivity initiatives, partially offset by higher SG&A in support of growth FY 2010 operating profit margin improved approximately 100 basis points compared to FY 2009 Key Initiatives: Faster expansion of business with major customers globally Capitalize on synergies related to acquisition of South Texas Bolt & Fitting Increase sales of specialty gaskets and bolts Capture larger share of new markets such as OEM, Engineered & Construction, Power Gen and Pulp/Paper Continue to reduce costs and improve working capital turnover

Aerospace & Defense Key Initiatives: Expand aerospace fastener product lines to increase content and applications per aircraft Drive on-going Lean initiatives to lower working capital and reduce costs Leverage and develop existing defense customer relationships Consider complementary bolt-on acquisitions ($ in millions) Results: Q4 2010 sales increased due to improved demand from aerospace distribution customers and increased sales in the defense business FY 2010 sales were relatively flat compared to FY 2009 as sales declines in the aerospace business were offset by increased revenue associated with managing defense facility closure/ relocation (at significantly lower margin levels) While operating profit for FY 2010 was negatively impacted by less profitable sales mix, operating profit in Q4 2010 improved due to sales increase and better absorption of fixed costs in the aerospace business Expectations of ramp-up from large frame, composite aircraft (1) Adjusted EBITDA and Operating Profit exclude “Special Items” for each period. A detailed schedule of Special Items, as well as the Reconciliation of Non-GAAP Measure Adjusted EBITDA and Free Cash Flow, are provided in the Appendix.

Engineered Components ($ in millions) Key Initiatives: Expand complementary product lines at well-site and grow natural gas compression products Capitalize on shale and natural gas opportunities Develop additional capabilities of cylinder business to capture new markets Continue to reduce costs and improve working capital turnover Continue to expand product offering and geographies Expand specialty products for existing components and tooling markets (1) Adjusted EBITDA and Operating Profit exclude “Special Items” for each period. A detailed schedule of Special Items, as well as the Reconciliation of Non-GAAP Measure Adjusted EBITDA and Free Cash Flow, are provided in the Appendix. Results: Sales increased in both periods due to improved demand for engines and other well-site content, industrial cylinders, specialty fittings and precision cutting tools Positive impact of Q2 bolt-on acquisition in the cylinder business Operating profit increased in Q4 and FY 2010 due to higher sales volumes, increased absorption of fixed costs and productivity efforts, partially offset by higher SG&A related to the acquisition FY 2010 operating profit margin improved approximately 630 basis points compared to FY 2009

Cequent (Asia Pacific & North America) ($ in millions) $46.4 (1) Adjusted EBITDA and Operating Profit exclude “Special Items” for each period. A detailed schedule of Special Items, as well as the Reconciliation of Non-GAAP Measure Adjusted EBITDA and Free Cash Flow, are provided in the Appendix. Results: FY 2010 sales increased resulting from improvements in the North American towing, trailer and electrical products and retail businesses, as well as growth in Asia Pacific business and the favorable impact of currency exchange Q4 2010 Asia Pacific sales declined when compared to Q4 2009 which benefited from Australian government stimulus FY 2010 Adjusted EBITDA and operating profit increased due to improved sales levels and significant cost reductions and productivity initiatives Key Initiatives: Continue reduce fixed costs and simplify the business Improve processes for better customer service and support Leverage strong brands for additional market share and cross-selling Expand sales to newer geographies Continue to reduce working capital requirements Legend Asia Pacific North America

Outlook and Summary

Strategic Aspirations High single-digit top-line growth Earnings growth faster than revenue growth 3% to 5% of total gross cost productivity gains annually – utilize savings to fund growth Invest in growth programs that deliver new products, new markets and expanded geographies Increase revenues in fastest growing markets Ongoing improvement in capital turns and all cycle times Continued decrease in leverage ratio Winning businesses grow revenue and earnings in all market conditions. Foundation for 2011 Playbook:

2011 Outlook 2011 Outlook Sales growth 6% - 9% Earnings Per Share, diluted $1.40 to $1.50 Free Cash Flow(1) $50 to $60 million (1) 2011 Free Cash Flow is defined as Cash Flow from Operating Activities less Capital Expenditures. 2011 Outlook in line with our Strategic Aspirations.

End Markets

	Segment Description	*End Market Dynamics*	*TriMas Advantage*
Packaging:	▪ Specialty dispensing, consumer-based packaging products: ~40% ▪ Industrial closures: ~60% ▪ 30%+ is non-North American	▪ Consumer-based markets: Up mid single-digit % ▪Medical/Pharma ▪Food/Beverage ▪Personal Care ▪ Industrial GDP: Up low single-digit %	▪ New markets and customers ▪ New applied technologies and applications ▪ Upside in Asia and South America
Energy:	▪ Oil & Gas/Refining/ Petrochemical MRO business: ~75% ▪ New markets such as OEM, Engineered & Construction, Power Gen and Pulp/Paper: ~25%	▪ MRO: More stable – replace / fix – tends to move with Industrial GDP (Up low single-digit %)	▪ Continued geographic expansion ▪ New product offering / expansion ▪ New awards with existing customers ▪ Ability to leverage specialty gasket and bolt product portfolio
Aerospace & Defense:	▪ Aerospace: ~80% ▪ Defense: ~20%	▪ Aerospace commercial build rates: Recovering – up mid single-digit % ▪ Defense: Management of base relocation (no production through 2011); cost-plus contract	▪ High content on new composite aircraft ▪ New products and applications ▪ Pursuit of new geographies
Engineered Components:	▪ Oil and gas commodity-driven: ~40% ▪ Industrial: ~40% ▪ Automotive: ~15% ▪ Medical: ~5%	▪ Commodity dynamics: Natural gas and oil prices affect demand ▪ Industrial GDP: Up low single-digit % ▪ Automotive: Up high single digit % ▪ Medical tooling: Up high single digit %	▪ Oil & gas: Product expansion at well-site ▪ Industrial: Continued geographic expansion; ▪ Medical: Apply core competencies to other markets and customers
Cequent Asia Pacific and North America:	▪ Work-related end markets (agriculture, construction, etc): ~50% ▪ Recreational end markets: ~50%	▪ Trailer registrations expected to increase ▪ Light pick-up truck sales expected to increase ▪ Overall market: Up low to mid single digit % ▪ Strong construction and mining sectors in Australia ▪ Flooding in Australia will shift (not eliminate) some revenue to Q2	▪ Gain share due to broad product portfolio and strong brands ▪ Protect existing patents ▪ New awards domestic and international

Overall sales estimate for 2011 expected to be up 6% to 9% versus 2010.

TRIMAS CORPORATION

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2011 Key Growth Initiatives New specialty dispensing systems for consumer applications Growth in Asian markets New branch ramp-up (U.S. and non-U.S. based) Growth in specialty gaskets and bolts New aircraft development and production ramp-up Global sales expansion Additional products for composite aircraft applications New cylinder applications (cell phone towers, mining, ISO small high pressure) Additional well-site content (electronics, gas compression products, compressors) Natural gas compressor packaging North American automotive OEM wins for engineered, heavy duty trailer products Thailand-based automotive OEM wins Cargo management and towing products share gains at large retailers 2010 commercial successes and investments position us for growth in 2011.

2010 to 2011 EPS Bridge *Defined as EPS growth not attributable to other identified factors 2010 EPS Higher estimated tax rate (2010 effect) Interest Reduction 2011 EPS $1.21 $0.08 ($0.10) $0.20- $0.30 Core Growth & Productivity* Prior Year Acquisitions $0.05 $1.40 - $1.50 Expect to achieve 16% - 24% EPS growth YOY (26% - 35% growth, excluding 2010 tax benefit). Commodity Inflation Investments in Growth & Future Productivity Productivity ($0.04) Other non-operational items Price Faster Program Implementation Industrial Growth

Summary Executing in faster growing end markets with successful start to emerging market initiatives Continued leverage of new cost structure will drive earnings growth2-3x sales growth Stay ahead of potential commodity inflation Robust cash generation even with investments in growth Continued focus on productivity (3 - 5% gross) funds growth investments and margin expansion Committed to capital allocation that will create value On track for continuous improvement and strong results

Questions & Answers

Appendix

2011 Additional Assumptions 2011 Estimates Interest expense $47 million Capital expenditures ~ 3.5% of sales Tax rate 37.5%

Condensed Balance Sheet (Dollars in thousands)

Statement of Operations (Dollars in thousands)

Reconciliation of Non-GAAP Measures Adjusted EBITDA(1) and Free Cash Flow(2) (Unaudited) (1) The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change, interest, taxes, depreciation, amortization, debt extinguishment costs, non-cash asset and goodwill impairment write-offs, and non-cash losses on sale-leaseback of property and equipment. Lease expense and non-recurring charges are included in Adjusted EBITDA and include both cash and non-cash charges related to restructuring and integration expenses. In evaluating our business, management considers and uses Adjusted EBITDA as a key indicator of financial operating performance and as a measure of cash generating capability. Management believes this measure is useful as an analytical indicator of leverage capacity and debt servicing ability, and uses it to measure financial performance as well as for planning purposes. However, Adjusted EBITDA should not be considered as an alternative to net income, cash flow from operating activities or any other measures calculated in accordance with U.S. GAAP, or as an indicator of operating performance. The definition of Adjusted EBITDA used here may differ from that used by other companies. (2) The Company defines Free Cash Flow as Adjusted EBITDA from continuing operations, plus Special Items and net proceeds from sale of businesses, less cash paid for interest, taxes and Special Items, capital expenditures and changes in operating working capital. As detailed in Appendix I, for purposes of determining Free Cash Flow, Special Items, net, include those costs, expenses and other charges incurred on a cash basis that are included in the determination of net income (loss) under GAAP and are not added back to net income (loss) in determining Adjusted EBITDA, but that management would consider important in evaluating the quality of the Company’s Free Cash Flow, as defined.

Additional Information Regarding Special Items Impacting Reported GAAP Financial Measures (Unaudited)

Additional Information Regarding Special Items Impacting Reported GAAP Financial Measures (Unaudited)

Company and Business Segment Financial Information – Cont. Ops (Unaudited, dollars in thousands)

Company and Business Segment Financial Information – Cont. Ops (cont.) (Unaudited, dollars in thousands)

LTM EBITDA as Defined in Credit Agreement (Unaudited, dollars in thousands)